Summary prospectus

Macquarie VIP Asset Strategy Series — Standard Class and Service Class

May 1, 2025

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at macquarie.com/mam/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated May 1, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Macquarie VIP Asset Strategy Series seeks to provide total return.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard	Service
Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	none	0.25%
Other expenses	0.08%[1]	0.08%[1]
Total annual series operating expenses	0.78%	1.03%
Fee waivers and expense reimbursements	(0.18%)[2]	(0.18%)[2]
Total annual series operating expenses after fee waivers and expense reimbursements	0.60%	0.85%

[1]	Other expenses includes the expenses of Ivy VIP ASF II, Ltd., a wholly-owned subsidiary of the Series organized in the Cayman Islands.
[2]

The Series' investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.60% of the Series' average daily net assets from May 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard	Service
1 year	$61	$87
3 years	$231	$310
5 years	$416	$551
10 years	$949	$1,243

Summary prospectus

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 76% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Macquarie VIP Asset Strategy Series seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. The Manager primarily invests a portion of the Series' assets in global equity securities that the Manager believes can outperform the Series' benchmark index, the MSCI ACWI Index, over a full market cycle before taking into account fund expenses (the Equity portion). The Manager then invests the Series' remaining assets (the Diversifying portion) in various additional asset classes that may have a lower correlation or volatility than the Equity portion, including but not limited to global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash. The Manager may allocate the Series' investments among these different asset classes in different proportions at different times, but generally seeks to invest 55%-65% of the Series' total assets in equities or equity-like securities and 35%-45% of the Series' total assets in the Diversifying portion. In connection with the active allocation among these different asset classes, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the sub-advisor to the Series, will also manage a tactical/completion sleeve. The tactical/completion sleeve will typically vary from 0% to 20% of the Series' total assets and primarily hold derivatives and exchange-traded funds (ETFs). If applicable, the derivatives and ETFs within the tactical/completion sleeve will also be counted towards the asset classes noted above. MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Series' assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes.

For the purposes of this section, a reference to the Manager may also include MIMAK, with respect to its role as sub-advisor of the Series.

In selecting securities for the Series, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity portion, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

The Series has the flexibility to invest in both growth and value companies. Although the Series primarily invests in securities issued by large, well-established companies, it may invest in securities issued by companies of any size.

Within the Diversifying portion, the Series has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity portion, and/or reduce the Series’ overall risk profile. Diversifying assets may be comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds, and bank loans, although the Manager anticipates that a majority of the assets within the Diversifying portion will consist of investment-grade securities. As noted, such fixed-income instruments may include high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality; although the Manager anticipates that investments in junk bonds will be minimal within the Diversifying portion, and, in no event, will such investments exceed 10% of the Series’ total assets. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to de-lever itself (in other words to reduce debt) through the credit cycle. The Series also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, international and supranational bonds issued or guaranteed by other governments and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPs), and cash.

The Series may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Series will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the portfolio characteristics. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

Within each of the Equity and the Diversifying portions, the Series may invest in US and foreign securities. The Equity portion of the Series generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and in securities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Series may invest have diverse operations, with products or services in foreign markets. Therefore, the Series may have indirect exposure to various foreign markets through investments in these companies, even if the Series is not invested directly in such markets.

The Manager may allocate the Series’ investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Series in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Series also may invest up to 10% of its total assets at the time of investment in precious metals.

At times, the Series may invest in a wholly-owned company acting as an investment vehicle for the Series to effect certain investments consistent with the Series' investment objective (Subsidiary). The Series' investment in the Subsidiary is expected to provide the Series with exposure to certain investments in accordance with the limits of the federal tax laws. The Series complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary complies with the Investment Company Act of 1940's provisions relating to affiliated transactions and custody of assets.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Series equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Exchange-traded fund risk — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. Because ETFs are investment companies, a series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a series' expenses may be higher and performance may be lower.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a Series to greater volatility than investments in traditional securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk) bond risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Loans and other indebtedness risk — The risk that a series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A series' ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask

Summary prospectus

spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a series invests may not be considered securities. A series therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Mortgage-backed and asset-backed securities risk — Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in interest rates or general economic conditions. Certain mortgage-backed or asset-backed securities, such as collateralized mortgage obligations, real estate mortgage investment conduits, and stripped mortgage-backed securities, may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in an unanticipated direction. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Subsidiary risk — The Subsidiary is not registered, nor subject to the investor protections, under the Investment Company Act of 1940 (1940 Act), and does not benefit from all the investor protections that apply to 1940 Act-registered funds. Changes in applicable tax laws could result in the inability of the Series and/or the Subsidiary to operate as described herein, which could adversely affect the Series and its shareholders.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie VIP Asset Strategy Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year and the table shows how the Series’ average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Series became part of the Macquarie Funds and Delaware Management Company became the Series’ investment manager. The returns shown from before April 30, 2021 are from the Series’ prior investment manager. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at macquarie.com/mam/vip-performance.

Effective November 15, 2021, the Series changed its investment strategy. Performance prior to November 15, 2021 reflects the Series’ former strategy; its performance may have differed if the Series’ current strategy had been in place.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Service Class)

During the periods illustrated in this bar chart, Service Class’s highest quarterly return was 17.70% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.16% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2024

1 year	5 years	10 years or lifetime

Service Class
................................................................................................................................................................................................

12.44% ................................	6.56% ................................	5.27% ................................

Standard Class (lifetime: 4/28/17-12/31/24)
................................................................................................................................................................................................

12.75% ................................	6.83% ................................	7.88% ................................

MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)
................................................................................................................................................................................................

18.02% ................................	10.58% ................................	9.79% ................................

MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses)
................................................................................................................................................................................................

17.49% ................................	10.06% ................................	9.23% ................................

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Aaron Young ................................................................................

Managing Director, Senior Portfolio Manager - Global Multi-Asset
......................................................................................................................................................................................

November 2021 ........................................................................................

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Series. MIMAK works together with the Manager to make the day-to-day investment decisions for the Series and to determine the Series' asset allocation.

Portfolio managers	Title with MIMAK	Start date on the Series
Stefan Löwenthal, CFA ................................................................................

Managing Director, Head of Global Multi-Asset
......................................................................................................................................................................................

November 2021 ........................................................................................
Jürgen Wurzer, CFA ................................................................................

Managing Director, Deputy Head of Global Multi-Asset
......................................................................................................................................................................................

November 2021 ........................................................................................

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or

Summary prospectus

variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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